UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2013

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Annual Report

June 30, 2013

The Korea Fund, Inc. Portfolio Manager’s Report

June 30, 2013 (unaudited)

During the fiscal year from July 1, 2012 through June 30, 2013, the MSCI Korea Index remained flat and the KOSPI Index was up 0.79% in US dollar terms. The MSCI Korea Index had distinct movements during the fiscal year. For the period from July 1, 2012 through December 31, 2012, the MSCI Korea Index was up 15.13% in US dollar terms. However, the MSCI Korea Index lost most of its gains during the second half of the fiscal year from January 1, 2013 to June 30, 2013, falling 13.04% in US dollar terms.

In the second half of 2012, the equity market generally remained benign as macro concerns were easing. In the third quarter of 2012, the Korean equity market performed strongly as the statement by Mario Draghi, the European Central Bank president, to do “whatever it takes” to preserve the euro boosted investor confidence. The equity market’s strength was further supported by the US Federal Reserve’s (“Fed’s”) announcement on the third round of quantitative easing (“QE”) and Standard & Poor’s Korea country rating upgrade from A to A+.

In December 2012, South Korea elected its first woman president, Ms. Park Geun Hye. President Park is expected to focus her policy on domestic welfare and small and mid-size company driven policies. Under the new administration, government support will focus more on domestic demand and support of mid-small size businesses, which in turn should help create new jobs. We also expect more policy support to boost domestic consumption as there is nationwide sentiment that strong earnings growth from export companies did not flow into the domestic economy. We believe the main growth driver for South Korea will remain exports as domestic demand-led growth would require structural reforms. At a minimum, we expect the policy direction to be supportive towards domestic demand and mid-small size businesses.

For the fiscal year ending June 30, 2013, the sharp appreciation of the Korean currency was one of the important issues for Korean equity market investors. From July 1, 2012 through December 31, 2012, the Korean won appreciated from 1,142 to 1,071 versus the US dollar, a rather sharp movement in a short period of time. The appreciation was started by the lack of capital expenditure (“CAPEX”) investment by Korean corporations while import prices were falling as a result of weak commodity prices. The currency appreciation was further propelled by new Japanese Prime Minister Abe’s aggressive expansionary policy and consequent depreciation of the Japanese yen. Japan is keen on restoring the competitiveness of its manufacturing sector to pave the way out of a multi-year slowdown in growth and to avert its waning geo-political influence in the region. As many Korean companies compete directly against Japanese companies, many investors became weary of the Korean companies’ competitiveness and started to favor the Japanese equity market driven by the Japanese yen’s currency advantage.

However, we believe select Korean exporters will still compete well even under a strong Korean won environment. Export competitiveness is more than price advantage from currency weakness. We should give credit to the Korean exporters for building up a much stronger brand franchise over the last decade in addition to their focus on R&D that has led to more innovation and faster product cycles.

06.30.13	The Korea Fund, Inc. Annual Report	1

The Korea Fund, Inc. Portfolio Manager’s Report

June 30, 2013 (unaudited) (continued)

In the beginning of 2013, it seemed macro-economic risks were dissipating. Europe was still struggling yet European Union leaders were taking policy steps toward a solution. US macro data continued to improve while Korea’s exports also showed a slow yet continued recovery. However, the Korean equity market remained weak as North Korea continued to escalate verbal provocations, nullifying the 1953 armistice that ended the Korean War. Nonetheless, as did most of the past provocations, North Korea’s provocation diminished as new President Park and neighboring countries stayed on firm ground that any large scale investment or aid will be conditional on progress in ending North Korea’s nuclear weapons program.

In the second quarter of 2013, the Korean equity market generally moved sideways until sentiment turned negatively again in June as the market started to worry about the Fed’s possible tapering of its QE program and China’s financial system risk became more prominent. The Korean equity market’s fall was also accelerated as foreign investors sold broad emerging market equities. In June alone, the MSCI Korea Index fell 8.18% in US dollar terms, giving back gains from the second half of 2012.

Fund’s Performance

From July 1, 2012 to June 30, 2013, the total return of The Korea Fund, Inc. on an NAV basis was -4.89% (net of fees). The Fund underperformed its benchmark, the MSCI Korea Index, by 5.01% in US dollar terms.

Performance Attribution Review

From July 1, 2012 to June 30, 2013, the telecommunications, IT, and utilities sectors were the best performers while the materials and industrials sectors were the worst performers. During the period, our stock picks in the financials and industrials sectors contributed to the Fund’s performance while our stock picks in the consumer discretionary and IT sectors detracted from the Fund’s performance.

Outlook

We expect the economy to continue its mild recovery in the second half of 2013 with a more visible pick-up than in the first half with the effect of the supplementary budget, the Bank of Korea’s 25 basis point rate cut in May, and the improving global economic environment. Lower interest rates and hence the lower mortgage burden for domestic households could boost pent up consumption demand going forward. Businesses will likely increase their facilities investment on better prospects for the following year after nearly two and half years of weak CAPEX investment. Exports are expected to recover mildly along with the gradual expansion of the global economy but external downside risks related to the Fed’s QE tapering and China’s slowdown need to be watched. While the government’s housing market measures seemed to be somewhat positive for housing transactions and price, further relaxations might follow if the impact of the package comes short of the government’s expectations.

2	The Korea Fund, Inc. Annual Report	06.30.13

The Korea Fund, Inc. Portfolio Manager’s Report

June 30, 2013 (unaudited) (continued)

As for the equity market, we expect that the Korean equity market will start to recover from the second half of 2013 along with macro-economic improvement. We have received signals for global growth momentum to stabilize. US housing and, consequently, consumer data continue to be strong. Europe is still struggling but policy makers have taken steps towards stabilization. As such, Korean companies with strong global competitiveness should continue to benefit from the slow but steady recovery of the macro economy. While China and Association of Southeast Asian Nations (“ASEAN”) countries’ slowing growth momentum could continue, we believe growth may be stimulated by domestic consumption. While domestic demand has not yet been able to compensate for the slack in exports, we believe the second half should see a better domestic economy driven by the government’s supplementary budget spending, lower interest burden and improving sentiment. Slow, yet continued export recovery could lead to long awaited CAPEX spending increases within the next 12-18 months. We expect after approximately two and half years of low CAPEX spending, demand for replacement alone could add to incremental economic growth. While we maintain a constructive outlook on the macro economy, we believe the Korean equity market valuation looks attractive trading at 6.9x forward PE, below the historical trough valuation of 7.7x.

The information contained herein has been obtained from sources believed to be reliable but the investment manager and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are solely those of the Fund’s Portfolio Manager and are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund’s website at www.thekoreafund.com.

This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

06.30.13	The Korea Fund, Inc. Annual Report	3

The Korea Fund, Inc. Performance & Statistics

June 30, 2013 (unaudited)

Total Return(1)	1 Year	5 Year	10 Year
Market Price	-5.72%	-1.15%	11.30%
Net Asset Value (“NAV”)(2)	-4.89%	-0.47%	9.86%
MSCI Korea (Total Return)(3)	0.12%	2.32%	12.39%
MSCI Korea (Price Return)(3)	-0.70%	1.31%	11.00%
MSCI Korea (Custom Benchmark)(3)	-0.26%	2.26%	12.46%
KOSPI(4)	0.79%	0.38%	11.32%

Premium (Discount) to NAV:

June 30, 2003 to June 30, 2013

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$34.47
NAV	$38.53
Discount to NAV	-10.54%

Ten Largest Holdings (as a % of net assets):
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	23.2%
Hyundai Motor Co.
Manufacturer of automobiles	5.9%
NHN Corp.
Provider of Internet services	3.2%
Samsung Heavy Industries Co., Ltd.
Shipbuilder	3.0%
POSCO
Manufacturer of steel	2.9%
Hyundai Mobis
Manufacturer of automobile components	2.9%
Hotel Shilla Co., Ltd.
Operates hotels and duty free shops	2.8%
Kia Motors Corp.
Manufacturer of automobiles	2.7%
Shinhan Financial Group Co., Ltd.
Provider of financial products and services	2.6%
Samsung Life Insurance Co., Ltd.
Life insurance and annuity products and services	2.5%

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.
Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.
An investment in the Fund involves risk, including the loss of principal. Total return, market price and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.
(2)	See Note 8 in the Notes to Financial Statements.
(3)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) while the MSCI Korea (Price Return) returns do not and, unlike Fund returns, do not reflect any fees or expenses. The MSCI Korea (Custom Benchmark) represents a daily adjustment to the performance calculation of MSCI Korea if the weight of the semiconductor and semiconductor equipment industry is greater than 25%. The remaining industry groups are weighted according to their adjusted market capitalizations as a percentage of the remaining non-capped weight. It is not possible to invest directly in an index. Total return for a period of more than one year represents the average annual return.
(4)	The Korea Composite Stock Price Index (“KOSPI”) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the “Korea Stock Exchange”). The KOSPI returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Total return for a period of more than one year represents the average annual return.

4	The Korea Fund, Inc. Annual Report	06.30.13

The Korea Fund, Inc. Schedule of Investments

June 30, 2013

Shares		Value
COMMON STOCK–97.2%
	Air Freight & Logistics–1.3%
26,612	Hyundai Glovis Co., Ltd.	$ 4,499,735

	Auto Components–4.3%
40,163	Hyundai Mobis	9,561,709
328,060	Nexen Tire Corp. (c)	4,664,064

		14,225,773

	Automobiles–8.6%
100,779	Hyundai Motor Co.	19,765,846
169,592	Kia Motors Corp.	9,158,346

		28,924,192

	Chemicals–2.1%
31,399	LG Chem Ltd.	6,914,597

	Commercial Banks–7.5%
323,534	DGB Financial Group, Inc.	4,397,409
154,010	Hana Financial Group, Inc.	4,455,754
257,920	KB Financial Group, Inc.	7,649,301
264,262	Shinhan Financial Group Co., Ltd.	8,664,615

		25,167,079

	Construction & Engineering–0.9%
64,413	Hyundai Engineering & Construction Co., Ltd.	3,132,325

	Electronic Equipment, Instruments & Components–3.0%
223,765	LG Display Co., Ltd. (d)	5,338,995
61,715	Samsung Electro-Mechanics Co., Ltd.	4,684,770

		10,023,765

	Food Products–1.0%
15,420	CJ CheilJedang Corp.	3,493,922

	Hotels, Restaurants & Leisure–2.8%
176,082	Hotel Shilla Co., Ltd. (c)	9,374,048

	Household Durables–4.7%
160,921	Coway Co., Ltd.	7,819,835
122,145	LG Electronics, Inc. (c)	7,763,375

		15,583,210

	Household Products–1.9%
13,183	LG Household & Health Care Ltd.	6,421,381

	Industrial Conglomerates–1.8%
108,346	LG Corp.	5,998,512

	Insurance–3.8%
21,155	Samsung Fire & Marine Insurance Co., Ltd.	4,308,199
88,969	Samsung Life Insurance Co., Ltd.	8,397,485

		12,705,684

	Internet & Catalog Retail–1.1%
26,736	Hyundai Home Shopping Network Corp.	3,585,363

	Internet Software & Services–3.2%
42,510	NHN Corp.	10,792,667

06.30.13	The Korea Fund, Inc. Annual Report	5

The Korea Fund, Inc. Schedule of Investments

June 30, 2013 (continued)

Shares		Value
	IT Services–3.2%
344,401	KCP Co., Ltd.	$ 3,939,598
75,833	SK C&C Co., Ltd.	6,600,184

		10,539,782

	Machinery–3.0%
323,310	Samsung Heavy Industries Co., Ltd.	10,060,322

	Media–1.7%
363,820	CJ Hellovision Co., Ltd. (d)	5,842,781

	Metals & Mining–3.5%
38,244	Hyundai Steel Co.	2,141,319
37,162	POSCO	9,686,505

		11,827,824

	Multi-line Retail–3.1%
48,010	Hyundai Department Store Co., Ltd.	6,282,485
252,985	Hyundai Greenfood Co., Ltd. (c)	3,978,031

		10,260,516

	Oil, Gas & Consumable Fuels–1.3%
94,115	GS Holdings	4,212,419

	Pharmaceuticals–1.5%
28,194	Dong-A Pharmaceutical Co., Ltd.	2,683,600
22,094	Dong-A ST Co., Ltd. (d)	2,302,164

		4,985,764

	Semiconductors & Semiconductor Equipment–24.7%
66,511	Samsung Electronics Co., Ltd.	77,739,638
183,751	SK Hynix, Inc. (d)	4,987,489

		82,727,127

	Software–1.1%
59,725	Gamevil, Inc. (c)(d)	3,839,971

	Textiles, Apparel & Luxury Goods–1.0%
99,840	Youngone Corp.	3,418,841

	Tobacco–1.5%
75,192	KT&G Corp.	4,885,291

	Trading Companies & Distributors–1.4%
98,231	Samsung C&T Corp.	4,609,691

	Wireless Telecommunication Services–2.2%
39,130	SK Telecom Co., Ltd.	7,196,219

	Total Common Stock (cost–$227,986,112)	325,248,801

6	The Korea Fund, Inc. Annual Report	06.30.13

The Korea Fund, Inc. Schedule of Investments

June 30, 2013 (continued)

Shares		Value
SHORT-TERM INVESTMENTS–6.0%
	Collateral Invested for Securities on Loan (b)–6.0%
20,150,622	BNY Mellon Overnight Government Fund (cost–$20,150,622)	$ 20,150,622

	Total Investments (cost–$248,136,734) (a)–103.2%	345,399,423
	Liabilities in excess of other assets–(3.2)%	(10,570,759)

	Net Assets–100.0%	$334,828,664

Notes to Schedule of Investments:

(a)	Securities with an aggregate value of $318,061,346, representing 95.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(b)	Purchased with cash collateral received from securities on loan.
(c)	A portion of securities on loan with an aggregate value of $18,884,325; cash collateral of $20,150,622 was received with which the Fund invested in the BNY Mellon Overnight Government Fund.
(d)	Non-income producing.
(e)	Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/13
Investments in Securities—Assets
Common Stock:
Pharmaceuticals	$2,302,164	$2,683,600	—	$4,985,764
Tobacco	4,885,291	—	—	4,885,291
All Other	—	315,377,746	—	315,377,746
Short-Term Investments	—	20,150,622	—	20,150,622

Totals	$7,187,455	$338,211,968	—	$345,399,423

At June 30, 2013, there were no transfers between Levels 1 and 2.

See accompanying Notes to Financial Statements	06.30.13	The Korea Fund, Inc. Annual Report	7

The Korea Fund, Inc. Statement of Assets and Liabilities

June 30, 2013

Assets:

Investments, at value, including securities on loan of $18,884,325 (cost–$248,136,734)	$345,399,423

Cash	1,714,068

Foreign currency, at value (cost-$8,577,770)	8,623,025

Receivable for investments sold	1,498,798

Dividends receivable (net of foreign withholding taxes)	129,236

Securities lending income receivable, including income from invested cash collateral (net of rebates)	20,878

Prepaid expenses	13,657

Total Assets	357,399,085

Liabilities:

Payable for collateral for securities on loan	20,150,622

Payable for investments purchased	1,594,905

Payable for shares repurchased	416,385

Investment management fees payable	211,698

Accrued expenses and other liabilities	196,811

Total Liabilities	22,570,421

Net Assets	$334,828,664

Net Assets:

Common Stock:

Par value ($0.01 per share, applicable to 8,689,284 shares issued and outstanding)	$86,893

Paid-in-capital in excess of par	269,530,021

Dividends in excess of net investment income	(3,915,267)

Accumulated net realized loss	(28,188,697)

Net unrealized appreciation	97,315,714

Net Assets	$334,828,664

Net Asset Value Per Share	$38.53

8	The Korea Fund, Inc. Annual Report	06.30.13	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Operations

Year ended June 30, 2013

Investment Income:

Dividends (net of foreign withholding taxes of $813,700)	$3,010,806

Securities lending income, including income from invested cash collateral (net of rebates)	178,081

Interest (net of foreign withholding taxes of $2,470)	26,356

Total Investment Income	3,215,243

Expenses:

Investment management	2,855,461

Directors	415,821

Custodian and accounting agent	334,502

Legal	314,999

Insurance	157,444

Audit and tax services	121,334

Stockholder communications	57,139

Transfer agent	44,759

New York Stock Exchange listing	26,100

Miscellaneous	64,301

Total Expenses	4,391,860

Net Investment Loss	(1,176,617)

Realized and Change in Unrealized Gain (Loss):

Net realized loss on:

Investments	(6,727,699)

Foreign currency transactions	(547,421)

Net change in unrealized appreciation/depreciation of:

Investments	(10,239,054)

Foreign currency transactions	(83,858)

Net realized and change in unrealized loss	(17,598,032)

Net Decrease in Net Assets Resulting from Investment Operations	$(18,774,649)

See accompanying Notes to Financial Statements	06.30.13	The Korea Fund, Inc. Annual Report	9

The Korea Fund, Inc. Statement of Changes in Net Assets

	Year ended June 30, 2013	Year ended June 30, 2012

Investment Operations:

Net investment loss	$(1,176,617)	$(1,276,609)

Net realized loss	(7,275,120)	(21,508,657)

Net change in unrealized appreciation/depreciation	(10,322,912)	(65,108,919)

Net decrease in net assets resulting from investment operations	(18,774,649)	(87,894,185)

Distributions to Stockholders from Net Realized Gains	—	(53,943,430)

Common Stock Transactions:

Cost of shares repurchased	(34,025,701)	(19,621,952)

Total decrease in net assets	(52,800,350)	(161,459,567)

Net Assets:

Beginning of year	387,629,014	549,088,581

End of year*	$334,828,664	$387,629,014

*Including dividends in excess of net investment income of:	$(3,915,267)	$(3,058,113)

Shares Activity:

Shares outstanding, beginning of year	9,568,105	10,057,977

Shares repurchased	(878,821)	(489,872)

Shares outstanding, end of year	8,689,284	9,568,105

10	The Korea Fund, Inc. Annual Report	06.30.13	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2013

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund has 200 million shares of common stock authorized with $0.01 par value.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, as amended in January 2013 by the issued ASU No. 2013-01, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. Fund management is evaluating the effect that the guidance may have on the Fund’s financial statements.

In June 2013, FASB issued guidance that creates a two tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure non-controlling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Fund management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors. The Fund’s investments are valued daily and the net asset value (“NAV”) is calculated as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices).

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements.

06.30.13	The Korea Fund, Inc. Annual Report	11

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2013 (continued)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3—valuations based on significant unobservable inputs (including “Allianz Global U.S. Investors LLC’s (the “ Investment Manager” or “AGI U.S.”) and the Valuation Committee’s” own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the year ended June 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income on uninvested cash is recorded upon receipt net of any foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of the following year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund’s management has determined that its evaluation of the positions taken in the tax returns has resulted in no material impact to the Fund’s financial statements at June 30, 2013. The federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

12	The Korea Fund, Inc. Annual Report	06.30.13

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2013 (continued)

1. Organization and Significant Accounting Policies (continued)

(e) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior (posterior in case of urgency) public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

The Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment did not otherwise affect the Fund’s operations.

Certain securities held by the Fund may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At June 30, 2013, the Korean WON/U.S. $ exchange rate was WON 1,142.05 to U.S. $1.

(h) Securities Lending

The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

06.30.13	The Korea Fund, Inc. Annual Report	13

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2013 (continued)

1. Organization and Significant Accounting Policies (continued)

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

In connection with the Fund’s cash collateral investment in BNY Institutional Cash Reserves Fund (“CR”) at September 12, 2008, the Fund was subject to losses on investments in certain Lehman Brothers securities held in CR. The Fund entered into an Individual Investor Agreement with the Bank of New York Mellon, pursuant to which the Fund agreed to transfer certain Lehman securities held in CR in exchange for 80% of the initial principal balance of the Lehman securities subject to certain conditions. During the year ended June 30, 2012, the Fund realized a loss of $244,789 which represented 20% of the initial principal balance of the Lehman securities.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency risk.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The “Investment Manager” seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Manager/Sub-Administrator

The Fund has an Investment Management Agreement (the “Management Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the year ended June 30, 2013, the Fund paid investment management fees at an effective rate of 0.74% of the Fund’s average daily net assets.

14	The Korea Fund, Inc. Annual Report	06.30.13

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2013 (continued)

3. Investment Manager/Sub-Administrator (continued)

The Investment Manager has retained its affiliate, Allianz Global Investors Fund Management LLC (the “Sub-Administrator”) to provide administrative services to the Fund. The Investment Manager, and not the Fund, pays a portion of the fee it receives as Investment Manager to the Sub-Administrator in return for its services. The Investment Manager and Sub-Administrator are indirect wholly-owned subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

Effective December 31, 2012, the portfolio management agreement between RCM Capital Management LLC (“RCM”) and RCM Asia Pacific Limited (“RCM AP”) terminated. RCM assumed RCM AP’s responsibilities for the day-to-day management of the Fund. Effective April 1, 2013, RCM merged into AGI U.S. by means of a statutory merger (the “RCM Restructuring”). Upon completion of the RCM Restructuring, AGI U.S. succeeded to the management business of RCM. This occurred by operation of law.

4. Investments in Securities

For the year ended June 30, 2013, purchases and sales of investments, other than short-term securities, were $129,009,507 and $164,187,053, respectively.

5. Income Tax Information

The tax character of dividends and distributions paid was:

Year ended June 30, 2012
Year ended June 30, 2013	Ordinary Income*	Long-Term Capital Gains
—		$9,416,886	$44,526,544

*Comprised entirely of short-term capital gains.

At June 30, 2013, the Fund had distributable earnings of $1,117,321 attributable to ordinary income.

In accordance with U.S. Treasury regulations, the Fund elected to defer Post-October short-term capital losses of $5,684,969 and long-term capital losses of $888,834 arising after October 31, 2012 and late year ordinary losses of $1,728,684 related to specified losses arising after October 31, 2012 and other ordinary losses arising after December 31, 2012.

At June 30, 2013, the Fund had capital loss carryforwards of $20,617,819, all of which are short term. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward these losses for an unlimited period.

For the year ended June 30, 2013, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions and gains from the sale of securities classified as Passive Foreign Investment Companies. These adjustments were to decrease dividends in excess of net investment income and increase accumulated net realized loss by $319,463. Net investment loss, net realized losses and net assets were not affected by these adjustments.

At June 30, 2013, the cost basis of portfolio securities for federal income tax purposes is $252,437,713. Gross unrealized appreciation is $112,060,189; gross unrealized depreciation is $19,098,479; and net unrealized appreciation is $92,961,710. The difference between book and tax cost basis is primarily attributable to wash sale loss deferrals and mark-to-market gain on Passive Foreign Investment Companies.

6. Discount Management Program

On November 6, 2012, the Fund announced the continuation of its new share repurchase program that commenced on November 1, 2011 under which the Fund repurchases its common stock in the open market on any day that the Fund’s shares are trading at a discount of 8% or more from NAV the prior day and there is a daily average discount of 8% or more from NAV over the 5-day period ending the prior day. On each day that shares are repurchased, the Fund repurchases its shares to the maximum extent permitted by law unless the Investment Manager determines that such a repurchase would be detrimental to the Fund and its stockholders. In addition, on a day that shares are repurchased, in addition to the limits set forth above, the Fund will repurchase shares only at such times that the market price represents a discount of 8% or more from the Fund’s closing NAV on the prior day. Under the program, the Fund is authorized to repurchase in each twelve month period ended October 31 up to 10% of its common stock outstanding as of October 31 of the prior year. Prior to October 31, 2011, the Fund’s repurchase program authorized the Fund to repurchase from time to time in the open market up to 5% of its common stock outstanding as of February 22, 2010.

For the year ended June 30, 2013, the Fund repurchased 878,821 shares of its common stock on the open market at a total cost, inclusive of commissions, of $34,025,701 at a per-share weighted average discount to net asset value of 9.45%. For the year ended June 30, 2012, the Fund repurchased 489,872 shares of its common stock on the open market at a total cost, inclusive of commissions, of $19,621,952 at a per-share weighted average discount to net asset value of 8.57%.

06.30.13	The Korea Fund, Inc. Annual Report	15

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2013 (continued)

7. Fund Ownership

At June 30, 2013, the City of London Investment Group PLC, Lazard Asset Management LLC, Advance Emerging Capital and 1607 Capital Partners held approximately 23%, 15%, 9% and 6%, respectively, of the Fund’s outstanding shares.

8. Fund Shares Issued

On December 22, 2008, the Fund declared a capital gain distribution of $90.30 per share. The distribution was made in newly issued Fund shares, based on the Fund’s market price per share on January 26, 2009 (“Pricing Date”), unless a cash election was made. The total cash distribution was limited to 20% of the aggregate dollar amount of the total distribution (excluding any cash paid in lieu of fractional shares). On January 29, 2009 (the payable date) the Fund issued 8,007,555 shares based on the market price of $21.99 per share on the Pricing Date. All prior year per share information in the Financial Highlights was previously restated to reflect the Fund shares issued. The Fund shares issued had no impact on the total return, net assets, ratios or portfolio turnover presented in the Financial Highlights. NAV total return for periods that include December 2008 and January 2009 had been calculated assuming that this capital gain distribution was paid entirely in newly issued Fund shares priced at the Fund’s NAV at the close of business on the Pricing Date. In addition, the Fund adjusted its NAV on December 31, 2008 for purposes of calculating performance by using the actual number of shares outstanding on such date (excluding any estimate of shares to be issued upon reinvestment).

9. Transfer Agent and Custodian Change/Amended Dividend Reinvestment Plan

American Stock Transfer & Trust Company, LLC (“AST”) assumed responsibility as the Fund’s transfer agent effective September 17, 2012 (the “Effective Date”). The Board announced certain amendments to the Fund’s dividend reinvestment plan (the “Plan”) on September 14, 2012. The Plan and AST’s role as transfer agent for Participants under the Plan commenced as of the Effective Date.

State Street Bank & Trust Co. assumed responsibility as the Fund’s custodian effective January 31, 2013.

10. Subsequent Events

In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective September 1, 2013. Brian S. Shlissel, currently the Fund’s Treasurer and Principal Financial and Accounting Officer will assume the position of Fund President & Chief Executive Officer and Lawrence G. Altadonna, currently an Assistant Treasurer of the Fund will assume the position of Fund Treasurer and Principal Financial and Accounting Officer.

There were no other subsequent events identified that require recognition or disclosure.

16	The Korea Fund, Inc. Annual Report	06.30.13

The Korea Fund, Inc. Financial Highlights

For a share of stock outstanding throughout each year:

	Year ended June 30,
	2013		2012	2011	2010	2009
Net asset value, beginning of year	$40.51		$54.59	$38.54	$29.41	$53.03
Investment Operations:
Net investment income (loss)	(0.13	)(1)	(0.14)	0.01	0.02	0.07	(1)
Net realized and change in unrealized gain (loss)	(2.26)		(8.72)	16.29	9.01	(19.47)
Total from investment operations	(2.39)		(8.86)	16.30	9.03	(19.40)
Dividends and Distributions to Stockholders from:
Net investment income	—		—	(0.30)	—	—
Net realized gains	—		(5.45)	—	—	(21.08)
Total dividends and distributions to stockholders	—		(5.45)	(0.30)	—	(21.08)
Common Stock Transactions:
Accretion to net asset value resulting from share repurchases and reinvestment of distributions for shares at value	0.41		0.23	0.05	0.10	16.86
Net asset value, end of year	$38.53		$40.51	$54.59	$38.54	$29.41
Market price, end of year	$34.47		$36.56	$49.27	$34.74	$27.43
Total Return:(2)
Net asset value	(4.89)%		(15.25)%	42.52%	31.04%	(35.13	)%(3)
Market price	(5.72)%		(15.59)%	42.75%	26.65%	(34.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$334,829		$387,629	$549,089	$393,365	$307,208
Ratio of expenses to average net assets	1.14%		1.12%	1.10%	1.19%	1.43%
Ratio of net investment income (loss) to average net assets	(0.31)%		(0.29)%	0.02%	0.05%	0.23%
Portfolio turnover rate	35%		43%	83%	89%	80%

(1)	Calculated on average shares outstanding.
(2)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return may reflect adjustments to conform to generally accepted accounting principles.
(3)	See Note 8 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	06.30.13	The Korea Fund, Inc. Annual Report	17

The Korea Fund, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc (the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

18	The Korea Fund, Inc. Annual Report	06.30.13

The Korea Fund, Inc. Tax Information/Stockholder Meeting Results/Changes to

Board of Directors (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise stockholders as to the federal tax status of dividends and distributions received by stockholders during such tax year.

Foreign Tax Credit.

The Fund has elected to pass-through the credit for the taxes paid to foreign countries. The gross foreign income dividend and foreign tax per share paid during the fiscal year ended June 30, 2013 is $0.419461 and $0.089244, respectively.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, stockholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2013. The amount that will be reported will be the amount to use on the stockholder’s 2013 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended June 30, 2013. Stockholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on October 31, 2012. Stockholders voted as indicated below:

	Affirmative	Against	Withheld Authority
Election of Joseph T. Grause, Jr. — Class I to serve until 2013	7,783,105	129,699	38,864
Election of Christopher B. Brader — Class II to serve until 2014	7,786,431	126,687	38,550
Election of Marran H. Ogilvie — Class III to serve until 2015	7,713,777	198,944	38,947
Re-election of Richard A. Silver — Class III to serve until 2015	7,813,059	100,756	37,853

Mr. Julian Reid, continues to serve as a Director of the Fund.

Changes to Board of Directors:

On October 31, 2012, Joseph T. Grause, Jr., Christopher B. Brader and Marran H. Ogilvie were elected as Class I, Class II and Class III Directors, respectively. Christopher Russell resigned as Class I Director effective October 31, 2012. Ronaldo A.da Frota Nogueira was not eligible to be nominated for re-election and Kesop Yun did not seek re-election.

06.30.13	The Korea Fund, Inc. Annual Report	19

The Korea Fund, Inc. Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with stockholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ personal information. To ensure our stockholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing stockholders’ needs to be served.

Obtaining Personal Information

In the course of providing stockholders with products and services, we may obtain non-public personal information about stockholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from stockholder transactions, from a stockholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by stockholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a stockholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on stockholder satisfaction. These companies may have access to a stockholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a stockholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a stockholder has chosen to invest. In addition, we may disclose information about a stockholder or stockholder’s accounts to a non-affiliated third party only if we receive a stockholder’s written request or consent.

Sharing Information with Affiliates

We may share stockholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a stockholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a stockholder and may include, for example, a stockholder’s participation in one of the Funds or in other investment programs, a stockholder’s ownership of certain types of accounts (such as IRAs), or other data about a stockholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share stockholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard stockholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a stockholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such stockholders. In addition, we have physical, electronic and procedural safeguards in place to guard a stockholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a stockholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

20	The Korea Fund, Inc. Annual Report	06.30.13

The Korea Fund, Inc. Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common stockholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common stockholders in administering the Plan. “Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund’s shares. The Plan Agent will use all such cash payments received from participants to purchase Fund shares on the open market on or shortly after the 15th of February and August of each year, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Any voluntary cash payments received more than 30 days prior to the 15th of February or August will be returned by the Plan Agent. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation.

Under the Plan, common stockholders whose shares are registered with the Plan Agent (“registered stockholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the stockholder elects to receive cash. Registered stockholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to the Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan.

For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan Agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued share at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses.

No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees.

In the case of a registered stockholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record stockholder as representing the total amount registered in such stockholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares

06.30.13	The Korea Fund, Inc. Annual Report	21

The Korea Fund, Inc. Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered stockholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

22	The Korea Fund, Inc. Annual Report	06.30.13

The Korea Fund, Inc. Board of Directors (unaudited)

Name, Year of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/
Directorships Held by Director; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

The address of each director is 1633 Broadway, New York, NY 10019.

Julian Reid Year of Birth: 1944 Chairman of the Board of Directors since: 2005 Director since: 2004 Director of 1 fund in Fund Complex; Director of no funds outside of Fund Complex	Director of JM Properties Ltd. (since 2012); Director of the Saffron Fund, Inc.; Director of JF China Region Fund, Inc. (since 1997); Director and Chairman of Prosperity Voskhod Fund Ltd. (since 2006); Director and Chairman of 3a Funds Group (since 1998). Formerly, Director (since 2008) and Chairman (since 2009) of ASA Ltd.

Christopher B. Brader Year of Birth: 1950 Director since: 2012 Director of 1 fund in Fund Complex; Director of no funds outside of Fund Complex	Director of LIM Japan Fund (since March 2012). Formerly, Investment Manager of Advance Emerging Capital Ltd. (2009-2011); Director of Winchester House Club Ltd. (2010-2012); Director of Romanian Investment Fund (2000-2012); and Director of Progressive Developing Markets Ltd. (2002-2009).

Joseph T. Grause, Jr.

Year of Birth: 1952

Director since: 2012

Director of 1 fund in Fund Complex

Independent Trustee of The Adviser’s Inner Circle, the Adviser’s Inner Circle II and Bishop Street Funds outside of Fund Complex

Self Employed Consultant (since January 2012); Director of Endowments and Foundations, Morningstar, Inc. (February 2010 to May 2011); Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc. (May 2007 to February 2010).

Marran H. Ogilvie Year of Birth: 1968 Director since: 2012 Director of 1 fund in Fund Complex Director of no funds outside of Fund complex	Director of Southwest Bankcorp, Inc. (since 2011); and Consultant and Advisor of Lehman Brothers International (Europe) Administration (since 2010). Formerly, Chief of Staff of Cowen Group, Inc. (2009-2010); and Chief Operating Officer of Ramius, LLC (2007-2009).

Richard A. Silver Year of Birth: 1947 Director since: 2006 Director of 1 fund in Fund Complex Director of no funds outside of Fund complex	Retired. Formerly, Executive Vice President, Fidelity Investments.

The Fund holds annual stockholder meetings for the purpose of electing Directors, and Directors are elected for fixed terms. The Board of Directors is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Director’s term of office expires on the date of the third annual meeting following election to office of the Director’s class. Each Director will serve until next elected or his or her earlier death, resignation, retirement or removal or if not re-elected, until his or her successor is elected and has qualified.

06.30.13	The Korea Fund, Inc. Annual Report	23

The Korea Fund, Inc. Fund Officers (unaudited)

Name, Year of Birth, Position(s) Held with the Fund.	Principal Occupation(s) During Past 5 Years:

Christian W. Pachtner Year of Birth: 1968 President & Chief Executive Officer since: 2012	Managing Committee Member, Managing Director and Head of Client Relationships and International Business Development of Allianz Global Investors U.S. LLC.

Brian S. Shlissel Year of Birth: 1964 Treasurer, Principal Financial & Accounting Officer since: 2007	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 55 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Year of Birth: 1968 Secretary & Chief Legal Officer since: 2007	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 85 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Lawrence G. Altadonna Year of Birth: 1966 Assistant Treasurer since: 2007	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2009	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Thomas L. Harter Year of Birth: 1975 Chief Compliance Officer since: 2013	Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 83 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2007	Vice President of Allianz Global Investors of U.S. Holdings LLC.; Assistant Secretary of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal

24	The Korea Fund, Inc. Annual Report	06.30.13

Directors	Officers
Julian Reid Chairman of the Board of Directors Christopher B. Brader Joseph T. Grause, Jr. Marran H. Ogilvie Richard A. Silver

Christian W. Pachtner
President & Chief Executive Officer

Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Secretary & Chief Legal Officer

Lawrence G. Altadonna
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Thomas L. Harter
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager/Administrator

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Sub-Administrator

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

AZ612AR_063013

AGI-2013-07-02-7185

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Richard A. Silver member of the Board’s Audit Oversight Committee are “audit committee financial expert,” and that they are “independent,” for purposes of this Item

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $106,100 in 2012 and $105,720 in 2013.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2012 and $0 in 2013. These services may consist of accounting consultations, agreed upon procedure reports, attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,250 in 2012 and $14,250 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

The Korea Fund, Inc. (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $4,443,671 and the 2013 Reporting Period was $5,086,630.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Julian Reid, Christopher B. Brader, Joseph T. Grause, Jr. , Marran H. Ogilvie, and Richard Silver.

ITEM 6. INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

THE KOREA FUND, INC. (THE “Fund”)

PROXY VOTING POLICY

1.	It is the policy of the Fund that proxies should be voted in the interest of the shareholders as determined by those who are in the best position to make this determination. The Fund believes that the entity and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders; including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to the entity with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to Allianz Global Investors U.S. LLC (AGI US)”), the adviser for the Fund. A summary of the detailed proxy voting policy for AGI US is set forth in Appendix A attached hereto, which may be revised from time to time to reflect changes to the adviser’s detailed proxy voting policy.

3.	AGI US shall vote proxies in accordance with its proxy voting policy, and to the extent consistent with such policy, may rely on information and/or recommendations supplied by others.

4.	AGI US shall deliver a copy of its proxy voting policy, and any material amendments thereto, to the Board of The Korea Fund promptly after the adoption or amendment of such policy.

5.	AGI US shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.	This Proxy Voting Policy statement, a summary of the detailed proxy voting policy of AGI US, and how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, is available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Directors, a summary of the detailed proxy voting policy of AGI US shall also be included in the Fund’s Registration Statement or Form N-CSR filings.

Appendix A

Allianz Global Investors U.S. LLC (“AGI US”)

Description of Proxy Voting Policy and Procedures

AGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. To ensure that the proxies are voted in the best interests of its clients, AGI US has adopted proxy voting procedures and guidelines for voting proxies on specific types of issues. When voting proxies, AGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AGI US will not be responsible for voting of proxies that AGI US has not been notified of on a timely basis by the client’s custodian.

AGI US has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AGI US’s general voting positions on specific corporate governance issues and corporate actions. AGI US has retained two independent third party service providers (the “Proxy Providers”), to support two different groups of portfolio management teams, to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in AGI US’s handling of proxy voting responsibilities. Although both Proxy Providers have been instructed to follow the Proxy Guidelines, it is possible that in certain circumstances the Proxy Providers may interpret the Proxy Guidelines in different ways, and as a result AGI US may cast votes on behalf of one client account that are different than votes cast for the same shares held by another client account.

In certain circumstances, a client may request in writing that AGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AGI US will generally refrain from voting proxies on non-U.S. securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AGI US cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AGI US may, from time to time, instruct the Proxy Providers to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AGI US’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how AGI US will vote shares on such issues. Occasionally, there may be instances when AGI US may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AGI US’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In accordance with the Proxy Guidelines, AGI US may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AGI US may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AGI US may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AGI US, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AGI US may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair AGI US’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

AGI US may vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs. The affiliated adviser’s guidelines may differ and in fact be in conflict with AGI US’s voting guidelines. If a client has decided to participate in a securities lending program, AGI US will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AGI US will use reasonable efforts to notify the client of proxy measures that AGI US deems material.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

(a) (1)

As of August 28, 2013, the following individuals have primary responsibility for the day-to-day management of The Korea Fund, Inc. (the “Fund”):

Sang Won Kim

Portfolio Manager

Sang Won joined the firm in 2007 as a Portfolio Manager to manage dedicated Korean equity portfolios.

Sang Won was previously an Investment Analyst in the Asia ex Japan Equity Research team of Schroder Investment Management before relocating to Hong Kong from Seoul. Prior to joining the Group, he worked for Samsung Securities as an Equity Research Analyst covering Korean non-life insurers and securities brokers. In his early career, he was a management consultant advising on Korean companies’ strategic issues. Sang Won has over 16 years working experience in investing, researching and analysing companies in South Korea. He graduated from Kellogg School of Management of Northwestern University with an MBA in Finance and Accounting and obtained his Bachelor’s degree in Business Administration from Yonsei University.

Raymond Chan, CFA

Chief Investment Officer, Asia Pacific

Raymond is responsible for all equity and balanced investment professionals in Asia Pacific, excluding Korea, reporting to the Global CIO in London, and is the Chairman of the Global Balanced Investment Committee and the Regional Portfolio Management Group (RPMG) in Hong Kong. Raymond has overall responsibility for the investment process and performance and is a full member of the Global Equity Team. He has 23 years of portfolio management experience in the region and is the lead manager for the Core Regional (Asia Pacific ex-Japan equity) products.

Prior to joining the Group, Raymond was Associate Director and Head of Greater China team with Barclays Global Investors in Hong Kong, where he specialised in Hong Kong, China and Taiwan stockmarkets and managed single country and regional portfolios. Raymond’s Hong Kong Fund at Barclays was ranked no. 1 offshore fund in 1997. He is a CFA charterholder and holds an M.A. in Finance and Investment from the University of Exeter and a B.A. (Hons.) in Economics from the University of Durham, UK.

(a) (2)

The following summarizes information regarding each of the accounts, excluding the Fund that were managed by the Portfolio Manager as of June 30, 2013. The advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM ($million)	#	AUM ($million)	#	AUM ($million)
Sang Won Kim		0	0	2	75	0	0
Raymond Chan		0	0	5	351	3	899

Potential conflicts of interests have been broadly categorised into the following groups: (1) conflicts that may arise from being part of the Allianz Group, each group-company potentially pursuing interests in competition of other group companies; (2) conflicts that may arise among and between the various customers serviced through us and (3) conflicts between the interest of the customers and the interests of the company or its staff.

Policies have been devised and implemented for the potential conflict of interest identified and form part of the policies and procedures applied on a group-wide basis, as well as in the local code of ethics and the so-called “Management Instructions” (the latter describes in detail the standards and procedures applicable). Where there is a risk of conflict of interest in light of the policies and procedures, Compliance is involved to ensure a fair and equitable handling of the issues presented.

Policies and procedures are based on reviews of national and international regulatory requirements as well as standards of the industry and seek to achieve best-practice results. Internal processes are constantly reviewed and tested for adequacy and compliance with these policies.

Compliance policies are delivered to every new employee upon entering the company. An acknowledgement of receipt is required from each entering staff member. Policies are further made available on the company’s intranet site and are communicated to all staff members in informational sessions that are mandatory for each staff member on an annual basis. Attendance is recorded.

Chinese walled business activities are located in physically separate areas. Employees of walled business activities should not enter business areas other than their own except for legitimate work or company related purposes and should not seek to obtain information from a walled area except on a legitimate “need to know” basis.

The Compliance department has implemented a wide variety of procedures designed to ensure that conflicts of interests are handled adequately.

(a) (3)

The following explains the compensation structure of the individuals that have the primary responsibility for day-to-day portfolio management of the Fund:

Investment professional compensation is designed to align with our client’s interests, attract, motivate and retain top talent, and encourage long-term stability. We aim to provide rewards for exceptional investment performance and to build an enduring firm with a long-term culture of shared success. In support of these objectives, our compensation program includes base salary, an annual cash bonus, and long-term incentive. For some investment teams, compensation is funded by team revenue adjusted by investment performance.

Base Salary

Investment professionals are provided a competitive base salary which reflects the scope and responsibilities of the position and experience level of the individual. Salaries are periodically evaluated against industry peers using market data provided by independent third-party compensation surveys. Salaries represent a larger percentage of total compensation for more junior positions; and for more senior positions is a smaller percentage and subject to less frequent adjustments. Typically, salary comprises 30%-50% of total compensation for junior portfolio managers and 10%-30% of total compensation for senior portfolio managers.

Annual Cash Bonus

Investment professionals are eligible for an annual, discretionary bonus. Bonuses are awarded based on achievement to set goals, investment performance, and individual contribution. Investment performance is measured relative to the relevant fund/strategy benchmark and/or peer group ranking through measurement periods that are trailing one, three, and five years, but vary by investment team and fund. The differences in measurement periods are not arbitrary, but are linked to the nature of the investment process, strategies, and investment turnover.

Long-Term Incentive

Allianz Global Investors’ long-term incentive program is designed to align compensation of key staff, managers, and executives with client success and longer-term company performance. Long-term incentive awards are granted annually under two plans. The first plan, the Allianz Global Investors Deferral Into Funds (“DIF”) allows participants to invest their award grant in Allianz Global Investor funds. The second plan, the Allianz Global Investors Long-Term Cash Bonus Plan (“LTIPA”) provides participants the opportunity to earn award appreciation as determined by the earnings growth of Allianz Global Investors globally over a three-year period. Awards for both the DIF plan and LTIPA plan have a three-year vesting schedule and are paid in cash upon vesting.

The portion of individual incentive received as annual cash bonus versus long-term deferred incentive is standardized globally across Allianz Global Investors. Senior investment professionals receive a higher proportion of incentive compensation in long-term award. Typically, long-term incentive represents 10%-20% of junior portfolio manager total compensation while long-term incentive represents 25%-35% of senior portfolio manager total compensation.

(a) (4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of June 30, 2013.

The Korea Fund, Inc.

Portfolio Manager	Dollar Range of Equity Securities in the Funds
Sang Won Kim	None
Raymond Chan	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share		(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs		(d) Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2012	18,000	35.95	[1]	18,000	[2]	572,266	[2]
August 1-31, 2012	86,080	37.44	[1]	86,080	[2]	486,186	[2]
September 1-30, 2012	95,081	38.52	[1]	95,081	[2]	391,105	[2]
October 1-31, 2012	71,526	39.13	[1]	71,526	[2]	319,579	[2]
November 1-30, 2012	112,368	38.27	[1]	112,368	[2]	817,654	[2]
December 1-31, 2012	179,800	40.02	[1]	179,800	[2]	637,854	[2]
January 1-31, 2013	58,600	41.68	[1]	58,600	[2]	579,254	[2]
February 1-28, 2013	35,300	40.35	[1]	35,300	[2]	543,954	[2]
March 1-31, 2013	21,500	40.21	[1]	21,500	[2]	522,454	[2]
April 1-30, 2013	65,060	37.65	[1]	65,060	[2]	457,394	[2]
May 1-31, 2013	65,906	38.59	[1]	65,906	[2]	391,488	[2]
June 1-30, 2013	69,600	35.17	[1]	69,600	[2]	321,888	[2]

Totals	878,821			878,821

[1]	Subject to fees of up to 3% per share repurchased.
[2]

In March 2010, pursuant to the Discount Management Program previously adopted by the Fund’s Board of Directors, the Fund instituted a share repurchase program. The program allowed the Fund to repurchase in the open market up to 5% of its common stock outstanding as of February 22, 2010. Fund shares are repurchased at a discount to net asset value in accordance with procedures approved by the Board of Directors and its Discount Management Committee. On October 31, 2011 the Fund announced a new share repurchase program commencing November 1, 2011. Under the new program, the Fund is authorized to repurchase in each twelve month period ended October 31 up to 10% of its common shares outstanding as of October 31 the prior year.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registants internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Korea Fund, Inc.

By:	/s/ Christian W. Pachtner
Christian W. Pachtner President & Chief Executive Officer
Date:	August 28, 2013

By:	/s/ Brian S. Shlissel
Brian S. Shlissel Treasurer, Principal Financial & Accounting Officer
Date:	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christian W. Pachtner
Christian W. Pachtner President & Chief Executive Officer
Date:	August 28, 2013

By:	/s/ Brian S. Shlissel
Brian S. Shlissel Treasurer, Principal Financial & Accounting Officer
Date:	August 28, 2013